EXHIBIT 1

                             JOINT FILING AGREEMENT

         This Agreement is made this 17th day of February, 2005, by and between each of the undersigned.

         WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in Rayovac Corporation;

         NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in Rayovac Corporation and each of the undersigned hereby designates and appoints each of Thomas H. Lee Equity Fund IV, L.P., Charles A. Brizius and Scott A. Schoen as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [Signature Pages Follow.]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.


                                   THOMAS H. LEE EQUITY FUND IV, L.P.

                                   By:  THL Equity Advisors IV, LLC,
                                        its General Partner
                                   By:  Thomas H. Lee Partners, L.P.,
                                        its Managing Member
                                   By:  Thomas H. Lee Advisors, LLC
                                        its General Partner

                                        By:  /s/ Thomas H. Lee
                                            ------------------------------------
                                            Name:   Thomas H. Lee
                                                    ----------------------------
                                            Title:  Managing Director
                                                    ----------------------------


                                   THOMAS H. LEE FOREIGN FUND IV, L.P.

                                   By:  THL Equity Advisors IV, LLC,
                                        its General Partner
                                   By:  Thomas H. Lee Partners, L.P.,
                                        its Managing Member
                                   By:  Thomas H. Lee Advisors, LLC
                                        its General Partner

                                        By:  /s/ Thomas H. Lee
                                            ------------------------------------
                                            Name:   Thomas H. Lee
                                                    ----------------------------
                                            Title:  Managing Director
                                                    ----------------------------

                                   THOMAS H. LEE FOREIGN FUND IV-B, L.P.

                                   By:   THL Equity Advisors IV, LLC
                                         its General Partner
                                   By:   Thomas H. Lee Partners, L.P.,
                                         its Managing Member
                                   By:   Thomas H. Lee Advisors, LLC
                                         its General Partner

                                         By:  /s/ Thomas H. Lee
                                              ----------------------------------
                                              Name:   Thomas H. Lee
                                                      --------------------------
                                              Title:  Managing Director
                                                      --------------------------

                   [Signature Page to Joint Filing Agreement]

                                  1997 THOMAS H. LEE NOMINEE TRUST

                                  By:   U.S. Bank N.A. (successor to State
                                        Street Bank and Trust Company), not
                                        personally but solely under a Trust
                                        Agreement dated as of August 18, 1997
                                        and known as the Thomas H. Lee Nominee
                                        Trust

                                         By:     /s/ Gerald R. Wheeler
                                                --------------------------------
                                         Name:    Gerald R. Wheeler
                                                  ------------------------------
                                         Title:   Vice President
                                                  ------------------------------


                                  DAVID V. HARKINS

                                  /s/ David V. Harkins
                                  ----------------------------------------------
                                  David V. Harkins


                                  THE 1995 HARKINS GIFT TRUST

                                   By:      /s/ Sheryll J. Harkins
                                           -------------------------------------
                                   Name:   Sheryll J. Harkins
                                           -------------------------------------
                                   Title:  Trustee
                                           -------------------------------------


                                  SCOTT A. SCHOEN

                                   /s/ Scott A. Schoen
                                   ---------------------------------------------
                                   Scott A. Schoen


                                  C. HUNTER BOLL

                                   /s/ C. Hunter Boll
                                   ---------------------------------------------
                                   C. Hunter Boll


                                  SCOTT M. SPERLING

                                  /s/ Scott M. Sperling
                                  ----------------------------------------------
                                  Scott M. Sperling


                   [Signature Page to Joint Filing Agreement]

                                  ANTHONY J. DINOVI

                                   /s/ Anthony J. DiNovi
                                   ---------------------------------------------
                                    Anthony J. DiNovi


                                  THOMAS M. HAGERTY

                                   /s/ Thomas M. Hagerty
                                   ---------------------------------------------
                                   Thomas M. Hagerty


                                  WARREN C. SMITH, JR.

                                   /s/ Warren C. Smith, Jr.
                                   ---------------------------------------------
                                   Warren C. Smith, Jr.


                                  SMITH FAMILY LIMITED PARTNERSHIP

                                   By:     /s/ Warren C. Smith, Jr.
                                           -------------------------------------
                                   Name:   Warren C. Smith, Jr.
                                           -------------------------------------
                                   Title:  General Partner
                                           -------------------------------------


                                  SETH W. LAWRY

                                  /s/ Seth W. Lawry
                                  ----------------------------------------------
                                  Seth W. Lawry


                                  KENT R. WELDON

                                  /s/ Kent R. Weldon
                                  ----------------------------------------------
                                  Kent R. Weldon


                                  TERRENCE M. MULLEN

                                  /s/ Terrence M. Mullen
                                  ----------------------------------------------
                                  Terrence M. Mullen


                   [Signature Page to Joint Filing Agreement]

                                   TODD M. ABBRECHT

                                   /s/ Todd M. Abbrecht
                                   ---------------------------------------------
                                   Todd M. Abbrecht

                                   CHARLES A. BRIZIUS

                                   /s/ Charles A. Brizius
                                   ---------------------------------------------
                                   Charles A. Brizius

                                   SCOTT JAECKEL

                                   /s/ Scott Jaeckel
                                   ---------------------------------------------
                                   Scott Jaeckel


                                   SOREN OBERG

                                   /s/ Soren Oberg
                                   ---------------------------------------------
                                   Soren Oberg


                                   THOMAS R. SHEPHERD

                                   /s/ Thomas R. Shepherd
                                   ---------------------------------------------
                                   Thomas R. Shepherd


                                  WENDY L. MASLER

                                  /s/ Wendy L. Masler
                                  ----------------------------------------------
                                  Wendy L. Masler


                                  ANDREW D. FLASTER

                                  /s/ Andrew D. Flaster
                                  ----------------------------------------------
                                  Andrew D. Flaster


                                  ROBERT SCHIFF LEE 1988 IRREVOCABLE TRUST

                                  By:    /s/ Charles W. Robins
                                         ---------------------------------------
                                  Name:   Charles W. Robins
                                          --------------------------------------
                                  Title:  Trustee
                                          --------------------------------------


                   [Signature Page to Joint Filing Agreement]

                                     STEPHEN ZACHARY LEE

                                     /s/ Charles Holden
                                     -------------------------------------------
                                     Charles Holden under Power of Attorney
                                     dated 3/1/01

                                     CHARLES W. ROBINS AS CUSTODIAN FOR
                                     JESSE LEE

                                      /s/ Charles W. Robins
                                      ------------------------------------------
                                      Charles W. Robins


                                     CHARLES W. ROBINS

                                     /s/ Charles W. Robins
                                     -------------------------------------------
                                     Charles W. Robins


                                     JAMES WESTRA

                                     /s/ James Westra
                                     -------------------------------------------
                                     James Westra


                                     THOMAS H. LEE CHARITABLE INVESTMENT L.P.

                                     By:  Thomas H. Lee

                                          /s/ Thomas H. Lee
`                                         --------------------------------------
                                          Thomas H. Lee


                                     THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

                                     By:      THL Investment Management Corp.

                                              By:    /s/ Thomas H. Lee
                                                    ----------------------------
                                              Name:   Thomas H. Lee
                                              Title:  Chairman and CEO



                   [Signature Page to Joint Filing Agreement]

                                       THL EQUITY ADVISORS IV, LLC

                                       By:   Thomas H. Lee Partners, L.P.,
                                             its Managing Member
                                       By:   Thomas H. Lee Advisors, LLC
                                             its General Partner

                                             By:    /s/ Thomas H. Lee
                                                   -----------------------------
                                             Name:   Thomas H. Lee
                                             Title:  Managing Director


                                       THL INVESTMENT MANAGEMENT CORP.

                                       By:      /s/ Thomas H. Lee
                                                --------------------------------
                                       Name:    Thomas H. Lee
                                       Title:   Chairman and CEO


                                       THOMAS H. LEE

                                       /s/ Thomas H. Lee
                                       -----------------------------------------
                                       Thomas H. Lee




                   [Signature Page to Joint Filing Agreement]